UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2021

Central Index Key Number of the issuing entity: 0001889297

BANK 2021-BNK37

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-01	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code  (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 22, 2021, Wells Fargo CoHmmercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the BANK 2021-BNK37, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK37 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of November 1, 2021 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the RR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about November 22, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of eighty (80) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of November 12, 2021, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of November 12, 2021, between the Registrant and BANA; certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of November 12, 2021, between the Registrant and MSMCH; and certain of the Mortgage Loans were acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of November 12, 2021, between the Registrant and NCB.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
One North Wacker	Exhibit 99.8	Exhibit 99.5
1201 Lake Robbins	Exhibit 99.9	N/A
One SoHo Square	Exhibit 99.10	Exhibit 99.6
Park Avenue Plaza	Exhibit 99.11	Exhibit 99.7
Raymour & Flanigan Campus	Exhibit 99.12	N/A
ExchangeRight 49	Exhibit 99.13	N/A
Arizona Mills	Exhibit 99.14	Exhibit 99.5

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 12, 2021, between the Registrant, the Dealers, as underwriters, and Wells Fargo, (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of November 12, 2021, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, and (iii) the transfer of the RR Interest by the Registrant to Wells Fargo, BANA and Morgan Stanley Bank, N.A. (in such capacity, the “Retaining Parties”), pursuant to an RR Interest Transfer Agreement, dated as of November 15, 2021, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the RR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated November 15, 2021 and filed with the Securities and Exchange Commission on November 22, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $1,123,582,000, on November 22, 2021. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $7,865,736, were approximately $1,184,814,949. Of the expenses paid by the Registrant, approximately $29,700 were paid directly to affiliates of the Registrant, $1,812,621 in the form of fees were paid to the Underwriters, $451,747 were paid to or for the Underwriters and $5,571,668 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $133,572,752, and transferred to the Retaining Parties the RR Interest, having a certificate balance of $66,166,039.58, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2021, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated November 22, 2021.
8.1	Tax Opinion of Sidley Austin LLP, dated November 22, 2021 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 15, 2021.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.
99.5	Pooling and Servicing Agreement, dated as of October 1, 2021, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, relating to the issuance of the BANK 2021-BNK36 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK36.
99.6	Trust and Servicing Agreement, dated as of July 30, 2021, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as certificate administrator and trustee, U.S. Bank National Association, as custodian, and Pentalpha Surveillance LLC, as operating advisor, relating to the issuance of the SOHO Trust 2021-SOHO Commercial Mortgage Pass-Through Certificates, Series 2021-SOHO.

99.7	Trust and Servicing Agreement, dated as of November 1, 2021, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian, relating to the issuance of the Morgan Stanley Capital I Trust 2021-PLZA, Commercial Mortgage Pass-Through Certificates, Series 2021-PLZA.
99.8	Agreement Between Note Holders, dated as of October 7, 2021, by and between Bank of America, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, relating to the One North Wacker Whole Loan.
99.9	Agreement Between Note Holders, dated as of November 22, 2021, by and between Wells Fargo Bank, National Association, as initial A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, relating to the 1201 Lake Robbins Whole Loan.
99.10	Co-Lender Agreement, dated as of July 30, 2021, by and among Goldman Sachs Bank USA, as initial note A-1-S holder, initial note A-1-C-1 – note A-1-C-8 holder and initial note B-1 holder, DBR Investments Co. Limited, as initial note A-2-S holder, initial note A-2-C-1 – note A-2-C-6 holder and initial note B-2 holder, and Bank of Montreal, as initial note A-3-S holder, initial note A-3-C-1 – note A-3-C-3 holder and initial note B-3 holder, relating to the One SoHo Square Whole Loan.
99.11	Agreement Between Note Holders, dated as of November 17, 2021, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, and initial note B-1 holder, relating to the Park Avenue Plaza Whole Loan.
99.12	Agreement Between Note Holders, dated as of October 7, 2021, by and between Bank of America, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the Raymour & Flanigan Campus Whole Loan.
99.13	Agreement Between Note Holders, dated as of November 22, 2021, by and between Wells Fargo Bank, National Association, as initial A-1 holder and initial note A-2 holder, relating to the ExchangeRight 49 Whole Loan.
99.14	Agreement Between Note Holders, dated as of October 7, 2021, by and between Bank of America, National Association, as initial note A-1 holder, initial note A-3-1 holder and initial note A-3-2 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder and initial note A-4 holder, relating to the Arizona Mills Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: November 22, 2021

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2021, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated November 22, 2021.
8.1	Tax Opinion of Sidley Austin LLP, dated November 22, 2021 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 15, 2021.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 12, 2021, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.
99.5	Pooling and Servicing Agreement, dated as of October 1, 2021, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, relating to the issuance of the BANK 2021-BNK36 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK36.
99.6	Trust and Servicing Agreement, dated as of July 30, 2021, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as certificate administrator and trustee, U.S. Bank National Association, as custodian, and Pentalpha Surveillance LLC, as operating advisor, relating to the issuance of the SOHO Trust 2021-SOHO Commercial Mortgage Pass-Through Certificates, Series 2021-SOHO.

99.7	Trust and Servicing Agreement, dated as of November 1, 2021, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian, relating to the issuance of the Morgan Stanley Capital I Trust 2021-PLZA, Commercial Mortgage Pass-Through Certificates, Series 2021-PLZA.
99.8	Agreement Between Note Holders, dated as of October 7, 2021, by and between Bank of America, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, relating to the One North Wacker Whole Loan.
99.9	Agreement Between Note Holders, dated as of November 22, 2021, by and between Wells Fargo Bank, National Association, as initial A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, relating to the 1201 Lake Robbins Whole Loan.
99.10	Co-Lender Agreement, dated as of July 30, 2021, by and among Goldman Sachs Bank USA, as initial note A-1-S holder, initial note A-1-C-1 – note A-1-C-8 holder and initial note B-1 holder, DBR Investments Co. Limited, as initial note A-2-S holder, initial note A-2-C-1 – note A-2-C-6 holder and initial note B-2 holder, and Bank of Montreal, as initial note A-3-S holder, initial note A-3-C-1 – note A-3-C-3 holder and initial note B-3 holder, relating to the One SoHo Square Whole Loan.
99.11	Agreement Between Note Holders, dated as of November 17, 2021, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, and initial note B-1 holder, relating to the Park Avenue Plaza Whole Loan.
99.12	Agreement Between Note Holders, dated as of October 7, 2021, by and between Bank of America, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the Raymour & Flanigan Campus Whole Loan.
99.13	Agreement Between Note Holders, dated as of November 22, 2021, by and between Wells Fargo Bank, National Association, as initial A-1 holder and initial note A-2 holder, relating to the ExchangeRight 49 Whole Loan.
99.14	Agreement Between Note Holders, dated as of October 7, 2021, by and between Bank of America, National Association, as initial note A-1 holder, initial note A-3-1 holder and initial note A-3-2 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder and initial note A-4 holder, relating to the Arizona Mills Whole Loan.